                                                                   Exhibit 10.29


                     SATCON REGISTRATION RIGHTS AGREEMENT
                     ------------------------------------


          This SatCon Registration Rights Agreement (this "Agreement") is made
                                                           ---------
and entered into as of October 21, 1999, between SatCon Technology Corporation, a Delaware corporation (the "Company"), and Mechanical Technology Incorporated,
                             --------
a New York corporation (the "Purchaser").
                             ---------

          This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof among the Company and the Purchasers (the "Purchase
                                                                       --------
Agreement").
---------

          The Company and the Purchasers hereby agree as follows:

     1.   Definitions
          -----------

          Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

          "Advice" has meaning set forth in Section 3(m) hereof.
           ------

          "Affiliate" means, with respect to any Person, any other Person that
           ---------
directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with
                                                    -------
respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "affiliated," controlling" and "controlled" have meanings
               ----------   -----------       ----------
correlative to the foregoing.

          "Aggregate Price" has the meaning set forth in Section 2(d) hereof.
           ---------------

          "AMEX" shall mean the American Stock Exchange.
           ----

          "Business Day" means any day except Saturday, Sunday and any day which
           ------------
shall be a legal holiday or a day on which banking institutions in the State of New York generally are authorized or required by law or other government actions to close.

          "Commission" means the Securities and Exchange Commission.
           ----------

          "Common Stock" means the Company's Common Stock, par value $0.01 per
           ------------
share.

          "Effectiveness Date" means the earlier of the 180th day following the
           ------------------
(i) Primary Closing Date (with respect to the Common Stock and Underlying Securities issuable upon the exercise of the Warrants issued on the Primary Closing Date), (ii) Secondary Closing Date (with respect to the Common Stock and Underlying Securities issuable upon the exercise of the Warrant issued on the Secondary Closing Date or (iii) the fifth day after the Company has received notice (written or oral) from the Commission that the Commission Staff will not be reviewing the applicable Registration Statement or has no further comments on the applicable Registration Statement.

          "Effectiveness Period" has the meaning set forth in Section 2(a)
           --------------------
hereof.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Event" has the meaning set forth in Section 2(d) hereof.
           -----

          "Filing Date" means as soon as practicable but in no event later than
           -----------
the 90th day following the Primary Closing Date or the Secondary Closing Date, as applicable.

          "Holder" or "Holders" means the holder or holders, as the case may be,
           ------
from time to time of Registrable Securities.

          "Indemnified Party"  has the meaning set forth in Section 5(c) hereof.
           -----------------

          "Indemnifying Party" has the meaning set forth in Section 5(c) hereof.
           ------------------

          "Initial Registration Statement" has the meaning set forth in Section
           ------------------------------
2(a) hereof.

          "Losses" has the meaning set forth in Section 5(a) hereof.
           ------

          "Nasdaq" shall mean the Nasdaq Stock Market.
           ------

          "NYSE" shall mean the New York Stock Exchange.
           ----

          "Person" means an individual or a corporation, partnership, trust,
           ------
incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

          "Primary Closing Date" shall mean the Primary Closing Date as defined
           --------------------
in the Purchase Agreement.

          "Proceeding" means an action, claim, suit, investigation or proceeding
           ----------
(including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

          "Prospectus" means the prospectus included in the Registration
           ----------
Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

          "Registrable Securities" means the shares of Common Stock issued or
           ----------------------
issuable upon exercise of the Warrants, and any shares of the Company's capital stock issued as a result of any stock split, stock dividend, recapitalization, exchange or similar event; provided, that Registrable Securities shall not include any such shares that are eligible for sale under Rule 144(k).

          "Registration Statement" means the Initial Registration Statement and
           ----------------------
any additional registration statements contemplated by Sections 2(a) and 7(d), including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

          "Rule 144" means Rule 144 promulgated by the Commission pursuant to
           --------
the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Rule 158" means Rule 158 promulgated by the Commission pursuant to
           --------
the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Rule 415" means Rule 415 promulgated by the Commission pursuant to
           --------
the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          "Secondary Closing Date" shall have the meaning set forth in the
           ----------------------
Purchase Agreement.

          "Securities" means the Company's Common Stock issuable pursuant to the
           ----------
Purchase Agreement.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Special Counsel" means one special counsel to the Holders, for which the Holders will be reimbursed by the Company to the extent provided in Section 4.

          "Trading Day" means a day on which the Nasdaq (or in the event the
           -----------
Common Stock is not traded on Nasdaq, such other securities market on which the Common Stock is listed) is open for trading.

          "Underlying Shares" means the shares of Common Stock issuable upon
           -----------------
exercise of the Warrants.

          "Underwritten Registration or Underwritten Offering" means a
           --------------------------------------------------
registration in connection with which securities of the Company are sold to an underwriter for reoffering to the public pursuant to an effective registration statement.

          "Warrants" means the warrants issuable pursuant to the Purchase
           --------
Agreement.

     2.   Registration Requirements
          -------------------------

          (a)  Filing and Effectiveness Obligations.  On or prior to the Filing
               ------------------------------------
Date relating to each of the Primary Closing Date and the Secondary Closing Date, the Company shall prepare and file with the Commission a Registration Statement (the "Initial Registration Statement") which shall cover all
                ------------------------------
Registrable Securities issued to the Purchaser on such closing date for an offering to be made on a continuous basis pursuant to a "Shelf" registration statement under Rule 415. The Initial Registration Statement shall be on Form S-3 or any successor form (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith, subject to the reasonable consent of the original Holders of the Registrable Securities). The Company shall (i) not permit any securities other than the Registrable Securities and securities with respect to which there are outstanding demand or "piggy-back" registration rights as of the date of filing of each Initial Registration Statement to be included in the Initial Registration Statement and (ii) use commercially reasonable efforts to cause the Initial Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and prior to the Effectiveness Date, and, except as provided herein, to keep such Initial Registration Statement continuously effective under the Securities Act until the date which is two years after the date that such Initial Registration Statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by such Initial Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144 as determined by counsel to the Company pursuant to a written opinion letter, addressed to the Holders and the Company's transfer agent to such effect (the "Effectiveness Period"). The number
                                              --------------------
of shares of Common Stock initially included in the Initial Registration Statement with respect to each closing shall be the sum of the number of Securities and shares of Common Stock that are then issuable upon the exercise of the Warrants which were issued by the Company at such closing, without regard to any limitation on the Investor's ability to exercise the Warrants. If at any time the number of shares of Common Stock issuable pursuant to the Warrant is adjusted in accordance with the terms thereof, and more shares are issuable pursuant to the Warrants than remain available for sale pursuant to the Initial Registration Statement, the Company shall immediately, but in no more than five
(5) Business Days, file a Registration Statement sufficient to register such additional shares of Common Stock.

          (b)  Form S-3 Eligibility.  The Company represents and warrants that
               --------------------
it currently meets the registrant eligibility and transaction requirements for the use of Form S-3 (for primary and secondary offerings) for the registration of the sale of Registrable Securities by the Purchasers and any other Holders and the Company shall file all reports required to be filed by the Company with the Commission in a timely manner so as to maintain such eligibility for the use of Form S-3.

     3.   Registration Procedures
          -----------------------

          In connection with the Company's registration obligations hereunder arising out of the Primary Closing Date transactions and the Secondary Closing Date transactions (but specifically excluding the Company's obligations under Section 7(c) hereof which shall be governed by Section 7(c) of the Brown Simpson Agreement, the Company shall:

          (a)  Preparation of Registration Statement.  Prepare and file with the
               -------------------------------------
Commission on or prior to each Filing Date a Registration Statement on Form S-3 or its successor form (or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 such registration shall be on another appropriate form in accordance herewith (which shall include a Plan of Distribution substantially in the form of Exhibit A annexed hereto.
                                          ---------

          (b)  Amendments.  (i)  Prepare and file with the Commission such
               ----------
amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

          (c)  Notifications.  Notify the Holders of Registrable Securities to
               -------------
be sold, as promptly as possible (and, in the case of (i)(A) below, not less than five (5) days prior to such filing and, in the case of (i)(C) below, not later than the first Business Day after effectiveness) and (if requested by any such Person) confirm such notice in writing no later than one (1) Business Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (vi) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (d)  Suspensions.   Use its reasonable efforts to avoid the issuance
               -----------
of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

          (e)  Supplements and Post-Effective Amendments.  If requested by any
               -----------------------------------------
managing underwriter or the Holders of a majority in interest of the Registrable Securities to be sold in connection with an Underwritten Offering, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the
                                                   --------  -------
Company shall not be required to take any action pursuant to this Section 3(e) that would, in the opinion of counsel for the Company, violate applicable law or if the Holders of a majority of the Registrable Securities consent to the delay in taking, or the failure to take, any such action, which consent shall not be unreasonably withheld.

          (f)  Copies of Registration Statement.  Furnish to each Holder,
               --------------------------------
without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

          (g)  Copies of Prospectus.  Promptly deliver to each Holder, without
               --------------------
charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders and any underwriters in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

          (h)  Blue Sky.  Prior to any public offering of Registrable
               --------
Securities, use commercially reasonable efforts to register or qualify or cooperate with the selling Holders, in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder or underwriter requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify
           --------  -------
generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

          (i)  Certificates.  Cooperate with the Holder to facilitate the timely
               ------------
preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by applicable law and the Purchase Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such managing underwriters or Holders may request at least two (2) Business Days prior to any sale of Registrable Securities.

          (j)  Supplements and Amendments.  Upon the occurrence of any event
               --------------------------
contemplated by Section 3(c)(vi), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (k)  Listing.  Cause all Registrable Securities relating to each
               -------
Registration Statement to be listed on Nasdaq and any other securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which similar securities issued by the Company are then listed as and when required pursuant to the Purchase Agreement.

          (l)  Earnings Statement.  Comply in all material respects with all
               ------------------
applicable rules and regulations of the Commission and make generally available to its securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year), commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.

          (m)  Information.  The Company may require each selling Holder to
               -----------
furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

          The Company shall hold in confidence and not make any disclosure of information concerning a Holder provided to the Company unless (i) disclosure of such information, in the opinion of counsel to the Company, is required by law,
(ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities (provided, however, that the
                                                --------  -------
Holder shall be given notice of any such pending disclosure so that the Holder may seek a protective order), or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning a Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Holder prior to making such disclosure, and allow the Holder, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

          If the Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar Federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

          Each Holder covenants and agrees that (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in
Section 3(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by
Section 3(c) and (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.

          Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(c)(vi), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of a Holder in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Holder has entered into a contract for sale prior to the Holder's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(c)(vi) and for which the Holder has not yet settled.

          (n)  Responses to the Commission.  The Company agrees to respond fully
               ---------------------------
and completely to any and all comments on a Registration Statement received from the Commission staff as promptly as possible but, for non-Underwritten Offerings, in no event later than ten (10) Business Days of the receipt of such comments, regardless of whether such comments are in oral or written form.

          (o)  Confirmation of Effectiveness.  Within two (2) Business Days
               -----------------------------
after a Registration Statement which covers applicable Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the Commission in the form attached hereto as Exhibit B.
          ---------

          (p) Notwithstanding any other provision of this Section 3, the Company may delay the filing or effectiveness of any Registration Statement or any amendment or supplement thereto and suspend the right of the Holders to effect sales of Registrable Securities thereunder for one or more periods (each a "Suspension Period") of up to 60 calendar days in the aggregate per twelve
(12) month period in the event that such filing, effectiveness or sale would require the Company to disclose any non-public information that the Company is not otherwise required to disclose or to file any financial statements that the Company is not otherwise required to file, provided however, that no Suspension Period shall exceed 45 consecutive calendar days.

          (q) Notwithstanding any other provision of this Section 3, the Holders shall not be permitted to effect sales of the Registrable Securities under a Registration Statement during a period in which the Company is engaged in the process of registering under the Securities Act in an underwritten offering, for as long as the underwriter reasonably considers is necessary.

     4.   Registration Expenses
          ---------------------

               All fees and expenses incident to the performance of or compliance with this Agreement by the Company (other than Section 7(c) hereof which will be governed by Section 7(c) of the Brown Simpson Agreement) shall be borne by the Company, whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with Nasdaq and each other securities exchange or market on which Registrable Securities are required hereunder to be listed and
(B) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Holders in connection with Blue Sky qualifications as determined by a majority in interest of the Holders),
(ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses, (iv) reasonable fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. The Company shall not be required to pay selling concessions, discounts or other compensation paid to brokers, underwriters or other agents in connection with the sale of any Registrable Securities, whether or not incurred in an Underwritten Offering, or fees and expenses incurred by a Holder that are not specified in this Section.

     5.   Indemnification
          ---------------

          (a)  Indemnification by the Company.  The Company shall,
               ------------------------------
notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents (including any underwriters retained by such Holder in connection with the offer and sale of Registrable Securities), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all joint or several losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, together with actions, proceedings or inquiries by any regulatory or self-regulatory organization, whether commenced or threatened, "Losses"), as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made), except to the extent, but only to the extent, that such untrue statements or omissions are based upon and in conformity with information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or (ii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of Registrable Securities, provided, however, that the Company shall not be required to indemnify any person with respect to a loss arising out of a sale of any Registrable Securities during any period during which the Company has advised the Holder to suspend sales pursuant to a registration statement. The Company shall not, however, be liable for any Losses to any Holder with respect to any untrue or alleged untrue statement of material fact or omission or alleged omission of material fact if such statement or omission was made in a preliminary Prospectus and such Holder did not receive copy of the final Prospectus (or any amendment or supplement thereto) at or prior to the confirmation of the sale of the Registrable Securities in any case where such delivery is required by the Securities Act and the untrue or alleged untrue statement of material fact or omission or alleged omission of material fact contained in such preliminary Prospectus was corrected in the final Prospectus (or any amendment or supplement thereto), unless the failure to deliver such final Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 3(g) of this Agreement. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

          (b)  Indemnification by Holder.  The Holder shall indemnify and hold
               -------------------------
harmless the Company, the directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon (i) any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or such form of prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of prospectus or (ii) any violation or alleged violation by the Holders of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of Registrable Securities; provided, however, that the indemnity agreement
                        --------  -------
contained in this Section 5(b) shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of such Holder. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

          (c)  Conduct of Indemnification Proceedings. If any Proceeding shall
               --------------------------------------
be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person
 -----------------
from whom indemnity is sought (the "Indemnifying Party") in writing, and the
                                    ------------------
Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided,
                                                               --------
however, that the failure of any Indemnified Party to give such notice shall not
-------
relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

          An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

          All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

          (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party because of a failure or refusal of a court of competent jurisdiction to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms. In no event shall any selling Holder be required to contribute an amount under this Section 5(d) in excess of the net proceeds received by such Holder upon sale of the Registrable Securities pursuant to the Registration Statement giving rise to such contribution obligation.

          The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

          The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

     6.   Rule 144
          --------

          During the Effectiveness Period, as long as any Holder owns Registrable Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to
Section 13(a) or l5(d) of the Exchange Act. During the Effectiveness Period, as long as any Holder owns Registrable Securities, if the Company is not required to file reports pursuant to Section 13(a) or l5(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will use commercially reasonable efforts to take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell Underlying Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including requesting of its counsel to provide any legal opinions referred to in the Purchase Agreement. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements of this
Section 6.

     7.   Miscellaneous
          -------------

          (a) Remedies. In the event of a breach by the Company or by a Holder
              --------
of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

          (b)  No Inconsistent Agreements.  Neither the Company nor any of its
               --------------------------
subsidiaries has, as of the date hereof, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holder in this Agreement or otherwise conflicts with or limits the
provisions hereof.   Except as disclosed in Schedule 2.1(a) of the Purchase
Agreement, neither the Company nor any of its subsidiaries has previously entered into any agreement granting any registration rights with respect to any of its securities to any Person. This Agreement, together with the Purchase Agreement and the MTI Registration Rights Agreement, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

          (c)  Piggy-Back Registrations. Except as provided herein if, at any
               ------------------------
time when there is not an effective Registration Statement covering the Registrable Securities, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans (and other than a registration statement filed pursuant to Section 2(b) of the Registration Rights Agreement between the Company and Brown Simpson Capital Management, LLC (and/or its affiliated fund), the Company shall send to each Holder of Registrable Securities written notice of such determination and, if within ten (10) days after receipt of such notice, any such Holder shall so request in writing, (which request shall specify the Registrable Securities intended to be disposed of by the Purchasers), the Company will use reasonable efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holder, to the extent requisite to permit the disposition of the Registrable Securities so to be registered, provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay expenses in accordance with Section 4 hereof), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered pursuant to this Section 7(c) for the same period as the delay in registering such other securities. The Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that the
                                                  --------  -------
Company shall not be required to register any Registrable Securities pursuant to this Section 7(c) that are eligible for sale pursuant to Rule 144(k) of the Securities Act. In the case of an underwritten public offering, if the managing underwriter(s) or underwriter(s) should reasonably object to the inclusion of the Registrable Securities in such registration statement, then if the Company after consultation with the Underwriter's representative should reasonably determine that the inclusion of such Registrable Securities would materially adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer Registrable Securities then proposed to be sold by the Holders, then (x) the number of Registrable Securities of the Holder and other holders of piggy-back registration rights included in such registration statement shall be reduced pro rata among such Holders and other holders of piggy-back registration rights (based upon the number of Registrable Securities requested to be included in the registration) or, in the case of other holders of piggy-back registration rights, in the manner provided for in that applicable agreement, or (y) none of the Registrable Securities of the Holders shall be included in such registration statement if the Company, after consultation with the underwriter(s), recommends the inclusion of none of such Registrable Securities; provided, however, that if securities are being offered for the
            --------  -------
account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holders than the fraction of similar reductions imposed on such other persons or entities (other than the Company). Notwithstanding the foregoing, the Company shall not file any registration statement under the Securities Act (other than on Form S-4 or Form S-8) relating to the offer and sale of any equity securities of the Company, or offer or sell any equity securities of the Company in a transaction exempt from registration pursuant to Regulation S under the Securities Act, until such time as the Initial Registration Statement has been effective for a period of sixty (60) Trading Days, which period shall be tolled if the effectiveness of the Initial Registration Statement is suspended for any reason whatsoever.

          (d)  Further Obligations of the Company. Whenever, under the preceding
               ----------------------------------
sections of this Agreement, the Company is required hereunder to register Registrable Securities pursuant to Section 7(c) above, it agrees that it shall also do the following:

               (1) Unless and until the distribution of all Registrable Securities requested to be registered under section 7(c) above is complete, diligently prepare for filing with the Commission a registration statement and such amendments and supplements to said registration statement and the prospectus used in connection therewith as may be necessary to keep said registration statement effective for a period of at least 120 days and to comply with the provisions of the Securities Act with respect to the sale of securities covered by said registration statement for the period necessary to complete the proposed public offering;

               (2) Furnish to any selling Holder of Registrable Securities such copies of each preliminary and final prospectus and such other documents as such Holder may reasonably request to facilitate the public offering of its Registrable Securities;

               (3) Enter into any underwriting agreement with provisions reasonably required by the proposed underwriter for the selling Holder of Registrable Securities, if any, and reasonably acceptable to the Company; and

               (4) Register or qualify the Registrable Securities covered by said registration statement under the securities or "blue-sky" laws of such jurisdictions as the selling Holder of Registrable Securities may reasonably request.

          (e)  Amendments and Waivers. The provisions of this Agreement,
               ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Holders of at least two-thirds of the then outstanding Registrable Securities; provided, however, that for the purposes of this sentence,
            --------  -------
Registrable Securities that are owned, directly or indirectly, by the Company, or an Affiliate of the Company are not deemed outstanding. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holder and that does not directly or indirectly affect the rights of other Holder may be given by Holders of at least a majority of the Registrable Securities to which such waiver or consent relates; provided, however, that the provisions of this sentence may not
                 --------  -------
be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence.

          (f)  Notices. Any notice or other communication required or permitted
               -------
to be given hereunder shall be in writing and shall be deemed to have been received (a) upon hand delivery (receipt acknowledged) or delivery by telex (with correct answer back received), telecopy or facsimile (with transmission confirmation report) at the address or number designated below (if received by 5:00 p.m. eastern time where such notice is to be received), or the first Business Day following such delivery (if received after 5:00 p.m. eastern time where such notice is to be received) or (b) on the second Business Day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications are (i) if to the Company to SatCon Technology Corporation, 161 First Street, Cambridge, MA 02142-1221, Attn:
President and Chief Executive Officer, fax no. (617) 576-7455, with copies to Hale & Dorr LLP, 60 State Street, Boston, MA 02109, Attn: Jeffrey N. Carp, Esq., fax no. (617) 526-5000 and (ii) if to Purchaser to Mechanical Technology Incorporated, 968 Albany-Shaker Road, Latham, New York 12110. Attention: Chief Financial Officer with copies to Catherine S. Hill, PLLC, 4 Global View, Troy, New York 12180 Attn: Catherine S. Hill, Esq., fax no. (518) 285-7564 or such other address as may be designated in writing hereafter, in the same manner, by such Person.

          (g)  Successors and Assigns. This Agreement shall inure to the benefit
               ----------------------
of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of the Holder. The Company may not assign its rights or obligations hereunder without the prior written consent of the Holder. The Holder may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement. In addition, the rights of the Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by the Holder if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

          (h) Counterparts. This Agreement may be executed in any number of
              ------------
counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

          (i) Governing Law. The corporate laws of the State of Delaware shall
              -------------
govern all issues concerning the relative rights of the Company and the Purchaser as its stockholders. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the federal courts sitting in the City of Albany, County of Albany or if diversity jurisdiction cannot be obtained, then in the state courts sitting in the city of Albany, county of Albany, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

          (j) Cumulative Remedies. The remedies provided herein are cumulative
              -------------------
and not exclusive of any remedies provided by law.

          (k) Severability. If any term, provision, covenant or restriction of
              ------------
this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          (l) Headings. The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (m) Shares Held by The Company and its Affiliates. Whenever the
              ---------------------------------------------
consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate solely by reason of its holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          (n) Revision of SEC Position on Warrants. In the event the rules and
              ------------------------------------
regulations of the Commission or the policies of the staff of the Commission are modified and as a result thereof the Company determines in good faith that it may be practicable and in the interests of the Company and the Holders to register the exercise of the Warrants so that the Warrant Shares may be freely resold without maintaining an effective registration statement under the Securities Act for resales, the Company and the Holders agree to cooperate in good faith to effect such amendments to this Agreement as may be appropriate to provide that the Company may fulfill its obligations hereunder with respect to the Warrants and the Warrant Shares by maintaining an effective registration statement under the Securities Act covering the exercise of the Warrants rather than the resale of the Warrant Shares.


                          [SIGNATURE PAGE TO FOLLOW]

     IN WITNESS WHEREOF, the parties have executed this SatCon Registration Rights Agreement as of the date first written above.

                                         SATCON TECHNOLOGY CORPORATION


                                         By: /s/ David B. Eisenhaure
                                             --------------------------
                                             Name: David B. Eisenhaure
                                             Title: President

                                         MECHANICAL TECHNOLOGY INCORPORATED

                                         By: /s/ Cynthia A. Scheuer
                                             --------------------------
                                             Name: Cynthia A. Scheuer
                                             Title: Vice President and CFO

                                   EXHIBIT A

                             PLAN OF DISTRIBUTION

          Our company is registering the shares of common stock on behalf of the selling stockholders. All costs, expenses and fees in connection with the registration of the shares offered by this prospectus will be borne by the Company, other than brokerage commissions and similar selling expenses, if any, attributable to the sale of shares which will be borne by the selling stockholders. Sales of shares may be effected by selling stockholders from time to time in one or more types of transactions (which may include block transactions) on the Nasdaq National Market, in the over-the-counter market, in negotiated transactions, through put or call options transactions relating to the shares, through short sales of shares, or a combination of such methods of sale, at market prices prevailing at the time of sale, or at negotiated prices. Such transactions may or may not involve brokers or dealers. The selling stockholders have advised our company that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their securities, nor is there an underwriter or coordinated broker acting in connection with the proposed sale of shares by the selling stockholders.

          The selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions. In connection with such transactions, broker-dealers or other financial institutions may engage in short sales of the shares or of securities convertible into or exchangeable for the shares in the course of hedging positions they assume with selling stockholders. The selling stockholders may also enter into options or other transactions with broker-dealers or other financial institutions which require the delivery to such broker-dealers or other financial institutions of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as amended or supplemented to reflect such transaction).

          The selling stockholders may make these transactions by selling shares directly to purchasers or to or through broker-dealers, which may act as agents or principals. Such broker-dealers may receive compensation in the form of discounts, concessions or commissions from selling stockholders and/or the purchasers of shares for whom such broker-dealers may act as agents or to whom they sell as principal, or both (which compensation as to a particular broker-dealer might be in excess of customary commissions).

          The selling stockholders and any broker-dealers that act in connection with the sale of shares are "underwriters" within the meaning of Section 2(11) of the Securities Act, and any commissions received by such broker-dealers or any profit on the resale of the shares sold by them while acting as principals might be deemed to be underwriting discounts or commissions under the Securities Act. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares against certain liabilities, including liabilities arising under the Securities Act.

          Because selling stockholders are "underwriters" within the meaning of
Section 2(11) of the Securities Act, the selling stockholders will be subject to the prospectus delivery requirements of the Securities Act. Our company has informed the selling stockholders that the anti-manipulative provisions of Regulation M promulgated under the Exchange Act may apply to their sales in the market.

          Selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act, provided they meet the criteria and conform to the requirements of Rule 144.

          Upon our company being notified by a selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of shares through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing:

            the name of each such selling stockholder and of the participating broker-dealer(s);

            .  the number of shares involved;

            .  the initial price at which such shares were sold;

            . the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable;

            . that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus; and

            .  other facts material to the transactions.

In addition, upon our company being notified by a selling stockholder that a donee or pledgee intends to sell more than 500 shares, a supplement to this prospectus will be filed.

                                   EXHIBIT B

                        FORM OF NOTICE OF EFFECTIVENESS
                           OF REGISTRATION STATEMENT


[TRANSFER AGENT]
Attn.:

            Re: SatCon Technology Corporation

Ladies and Gentlemen:

     We are counsel to SatCon Technology Corporation, a Delaware corporation (the "Company"), and have represented the Company in connection with that certain Securities Purchase Agreement (the "Purchase Agreement") entered into by and among the Company and Mechanical Technology Incorporated (the "Holder") pursuant to which the Company issued to the Holder its shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), and Warrants (the "the Warrants") to acquire shares of Common Stock. Pursuant to the Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holder (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock and shares of Common stock issuable upon exercise of the Warrants, under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, on _______________, 1999, the Company filed a Registration Statement on Form S-3 (File No. 333-_____________) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling stockholder thereunder.

     In connection with the foregoing, we advise you that a member of the SEC's staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

                                                           Very truly yours,
                                                           [ISSUER'S COUNSEL]

cc: [LIST NAMES OF HOLDERS]